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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 7, 2002


                        MANTECH INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




           Delaware                      000-49604             22-1852179
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 (State or Other Jurisdiction           (Commission           (IRS Employer
       of Incorporation)                File Number)        Identification No.)


         12015 Lee Jackson Highway, Fairfax, VA                   22033
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        (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (703) 218-6000
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.       Regulation FD Disclosure.

On May 7, 2002, ManTech International Corporation (the "Company") issued a press release, announcing its earnings for the quarter ended March 31, 2002. This press release underreported the amount of the Company's GSA schedule contract value as of March 31, 2002, and contained one other clerical error. A copy of the corrected press release is attached as an exhibit hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MANTECH INTERNATIONAL CORPORATION



Date:  May 16, 2002                  By:   /s/  George J. Pedersen
                                           ------------------------------------
                                          Name:   George J. Pedersen
                                          Title:  Chairman of the Board, Chief
                                          Executive Officer and President





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